INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 14

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 14 (hereinafter referred to as the “Amendment”) is entered into as of May 4, 2020 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect, among other things, the rescheduling of certain Aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

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1	DELIVERY

1.1	Schedule 1 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1.

1.2
It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the rescheduling set forth in this Amendment without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such rescheduling, and the Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

1.3
The Buyer shall enter into discussions directly with the relevant Propulsion System manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the rescheduling set out in this Amendment and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller in the event that the Buyer fails to perform its obligations as set out under this Clause 1.3 unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

1.4	Without prejudice to Clauses 5.3.1 and 5.3.4 of the Agreement, any and all Predelivery Payments [***] becoming due under the Agreement.

1.5	Without prejudice to the Seller’s rights under Clause 9.2.3 of the Agreement, the Seller will [***]detailed herein. However, if the Buyer requests any [***].

2	PAYMENTS

2.1	[***]:

CACID	Type	SDM	Payment Due	Payment Amount
10002780	Incremental A321 NEO Aircraft	[***] 2020	[***]	[***]
10002780	Incremental A321 NEO Aircraft	[***] 2020	[***]	[***]
10002788	Incremental A321 NEO Aircraft	[***] 2021	[***]	[***]
10002788	Incremental A321 NEO Aircraft	[***] 2021	[***]	[***]
10002781	Incremental A321 NEO Aircraft	[***] 2021	[***]	[***]
10002781	Incremental A321 NEO Aircraft	[***] 2021	[***]	[***]
10002764	A321 NEO Aircraft	[***] 2021	[***]	[***]
10002764	A321 NEO Aircraft	[***] 2021	[***]	[***]

CT1303281 JBU A320F AMD 14

3	[***]

[***]

4	OTHER AMENDMENTS

4.1	Clause 9 of the Amended and Restated Letter Agreement No. 1 to the Agreement is hereby deleted in its entirety and replaced by the following quoted text:

QUOTE

9	[***]

9.1    [***].

9.1.1	[***].

UNQUOTE

5	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
This Amendment will become effective upon its execution.

6	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

7	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and

CT1303281 JBU A320F AMD 14

any attempted assignment or transfer in contravention of the provisions of this Clause 7 will be void and of no force or effect.

8	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9	INTERPRETATION AND LAW

This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the Agreement.

CT1303281 JBU A320F AMD 14

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION	AIRBUS S.A.S.

By: /s/ Steve Priest	By: /s/ Benoit de Saint Exupery
Its: Chief Financial Officer	Its: Senior Vice President, Contracts